SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   Form 8-K/A

                        AMENDMENT NO. 1 to CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934

       Date of Report (Date of earliest event reported): November 6, 2001
                                                         ----------------

                              INCALL SYSTEMS, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 NEVADA               000-26183             91-1932068
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

                     2764 Lake Sahara Drive, Suite 115
                           Las Vegas, NV 89117
            -----------------------------------------------------
            (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code (702) 851-2768
                                                           --------------

Item 4. Changes in Registrant's Certifying Accountant

The Company's filing requirements for compliance with Item 304 of Regulation S-K, and the requisite letter of resignation from the Company's former accountant, were included with the Company's Form 8-K/A that was filed with the SEC on April 11, 2001. This letter has been filed again as an Exhibit to this Form 8-K (see attached Exhibit 1).

On November 12, 2001, the Company's Board of Directors approved and authorized the engagement of LaBonte & Co. Chartered Accountants, #1205 - 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6, as their new principle independent accountant.

Item 7. Exhibits

Exhibit 1 - Resignation Letter from Company's Former Accountant

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INCALL Systems, Inc.
                                         --------------------
                                         (Registrant)

         Date:  February 6, 2002         /s/ Ronald McIntyre
                                         -------------------
                                         Ronald McIntyre, President

                                         /s/ Marc Crimeni
                                         ----------------
                                         Marc Crimeni, CEO and
                                           Chairman of the Board

Exhibit 1 - Letter from Company's Former Accountant

                                MEMORANDUM

To:          The Board of Directors of Altrex Inc./Chris George
From:        Merri Nickerson, CPA
Date:        January 31, 2001

RE:          Resignation as Altrex Inc.'s Accountant

Congratulations on your recent reverse-acquisition with The Internet
CallCentre!

As we discussed, given the limited size of my firm and the specialized audit and reporting requirements that will be required to provide ongoing accounting services to the new Company, I must regretfully resign as the Company's accountant, effective January 22, 2001.

Please understand that there have been no disagreements between myself and the Company over the past two plus years that my services have been retained on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Thank you for the opportunity to work with you and good luck on the new direction for the Company.

/s/ Merri Nickerson, CPA
------------------------
Merri Nickerson, CPA
Spokane, WA